UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2023

INTERFACE INC
__________________

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

(a) Interface, Inc. (the “Company”) held its annual meeting of shareholders on May 15, 2023.

(b) The matters considered at the annual meeting, and votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter were:

(i) Election of Directors (elected by plurality vote):

	For	Withheld	Non-Votes
John P. Burke	46,398,501	2,777,579	3,510,300
Dwight Gibson	47,977,263	1,198,817	3,510,300
Daniel T. Hendrix	47,495,508	1,680,572	3,510,300
Laurel M. Hurd	48,064,714	1,111,366	3,510,300
Christopher G. Kennedy	45,087,324	4,088,756	3,510,300
Joseph Keough	46,968,383	2,207,697	3,510,300
Catherine M. Kilbane	47,090,510	2,085,570	3,510,300
K. David Kohler	45,930,410	3,245,670	3,510,300
Robert T. O'Brien	46,879,678	2,296,402	3,510,300

(ii)    Approval of executive compensation:

For:	44,185,902
Against:	4,712,734
Abstain:	277,444
Non-Votes:	3,510,300

(iii)    Advisory vote on frequency of future advisory votes on executive compensation:

Every 3 years:	2,998,831
Every 2 years:	15,985
Every 1 year:	46,134,697
Abstain:	26,567
Non-Votes:	3,510,300

(iv)    Ratification of the appointment of BDO USA, LLP to serve as independent auditors for 2023:

For:	49,924,460
Against:	1,790,163
Abstain:	971,757
Non-Votes:	0

(c) In light of the vote on frequency of shareholder advisory votes on executive compensation, the Board of Directors has decided to include a shareholder vote on executive compensation in the Company’s proxy materials each year until the next vote on frequency of shareholder advisory votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: May 16, 2023